UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                     ---------------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2006

                                BEXIL CORPORATION
             (Exact name of registrant as specified in its charter)

                 Maryland                             001-12233                                   13-3907058
         (State of Incorporation)              (Commission File Number)                     (IRS Employer Identification No.)

                   11 Hanover Square, New York, New York 10005
               (Address of principal executive offices) (Zip Code)

                                 1-212-785-0400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|      Written communications pursuant to Rule 425 under the Securities Act


|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02       Results of Operations and Financial Condition

On August 15, 2006 Bexil Corporation (the "Company") issued a press release announcing financial results for the second quarter ended June 30, 2006. A copy of the August 15, 2006 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit No.   Description of Exhibit
               ==========    ==================================================
                  99.1       Press Release Announcing Financial Results for the
                             Second Quarter Ended June 30, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BEXIL CORPORATION


Date:     August 15, 2006                       /s/ Thomas O'Malley
                                                ---------------------
                                                Thomas O'Malley
                                                Chief Financial Officer

Exhibit 99.1

                               Bexil Corporation
                Announces Second Quarter 2006 Financial Results

NEW YORK -- Bexil Corporation (AMEX: BXL) today reported its financial results for the second quarter ended June 30, 2006.

Revenue. Revenue increased approximately $379,000 and $454,000 for the three months and six months ended June 30, 2006, respectively, compared to 2005, mainly due to an increase in dividend and interest income. Cash balances increased over the same period due to the proceeds from the sale of its fifty percent interest in York Insurance Services Group, Inc. ("York") on April 28, 2006 and to dividends received from York in 2005. Sale proceeds were approximately $39 million in cash.

Expenses. Total expenses decreased approximately $38,000 and increased approximately $257,000 for the three months and six months ended June 30, 2006, respectively, compared to 2005.

Compensation and benefits increased approximately $47,000 and $138,000 for the three months and six months ended June 30, 2006, respectively, compared to 2005. The Company recognized approximately $29,000 and $67,000 in compensation expense for unvested stock options due to the adoption of SFAS 123(R) for the three months and six months ended June 30, 2006, respectively. Compensation also increased due to an increase in jointly used administrative and support functions incurred by Company affiliates and allocated to the Company.

Professional expenses decreased approximately $65,000 for the three months ended June 30, 2006, compared to 2005. In 2005, the Company's auditing fees increased due to a change in auditors in the second quarter. Professional expenses increased approximately $130,000 for the six months ended June 30, 2006, compared to 2005. This was due to an increase in audit, legal, and the York expense sharing agreement leading up to the sale of York.

Business Overview. Bexil's primary holding since 2002 had been its fifty percent interest in privately held York. York is an insurance services company. Bexil's fifty percent interest in York was accounted for using the equity method and, therefore, York's financial results were not consolidated with Bexil's. The Company recognized a loss in the earnings of York of approximately $1,806,000 and $734,000 for the three months and six months ended June 30, 2006, respectively. This was attributable to expenses incurred by York leading up to the sale transaction. The Company consummated the sale of its fifty percent interest in York in April 2006 and realized a net after-tax gain of approximately $20,000,000. The net after-tax gain consisted of proceeds of approximately $39,000,000 less the Company's carrying value in York of approximately $1,100,000, closing costs including employee bonus awards of approximately $2,200,000, and income taxes of approximately $16,000,000.

On May 2, 2006, Bexil announced its business acquisition parameters. See www.bexil.com.

Net income. Net income was $18,710,552 or $20.28 per share on a diluted basis for the six months ended June 30, 2006 compared to net income of $820,413 or $0.93 per share on a diluted basis for the six months ended June 30, 2005.

Bexil's 10-QSB for the second quarter ended June 30, 2006 may be accessed at www.sec.gov and at www.bexil.com.

About Bexil Corporation. Bexil is a holding company. At June 30, 2006, the Company had positive working capital of $34,241,575, total assets of $48,692,701, no long-term debt, and shareholders' equity of $34,251,431. More information about Bexil may be found at www.bexil.com. Approximately 25% of Bexil's shares are owned by Winmill & Co. Incorporated (OTC: WNMLA), which is engaged through subsidiaries in stock market and gold investing through its investment management of equity and gold mutual funds.

Safe Harbor Note. Certain of the statements and predictions contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believes," "intends," "anticipates," "plans," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements. More information on potential risks and uncertainties is available in the Company's recent filings with the Securities and Exchange Commission, including its Form 10-KSB, quarterly Form 10-QSB reports and Forms 8-K.

Contact: Thomas O'Malley
         Chief Financial Officer
         1-212-785-0400, ext. 267
         tomalley@bexil.com
         www.bexil.com

                                     -END-